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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 28, 2006

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                     333-125422                    20-0842986
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  (STATE OR OTHER                 (COMMISSION                 (I.R.S. EMPLOYER
  JURISDICTION OF                 FILE NUMBER)              IDENTIFICATION NO.)
   INCORPORATION)


 383 Madison Avenue
 New York, New York                                                 10179
---------------------                                        -------------------
(ADDRESS OF PRINCIPAL                                            (ZIP CODE)
 EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000




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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).    Financial Statements, Pro Forma Financial Information and
                 Exhibits.

                  (a) Not applicable
                  (b) Not applicable
                  (c) Exhibits:

                  EXHIBIT NO.       DESCRIPTION
                  1.1               Terms Agreement, dated February 28, 2006,
                                    between Bear, Stearns & Co. Inc., as
                                    underwriter and Bear Stearns Assets Backed
                                    Securities I LLC, as depositor, relating to the Underwriting Agreement, dated February
                                    17, 2006, between Bear, Stearns & Co. Inc., as underwriter and Bear Stearns Assets
                                    Backed Securities I LLC, as depositor.


                  EXHIBIT NO.       DESCRIPTION
                  4                 Pooling and Servicing Agreement, dated as of
                                    February 1, 2006, among Bear Stearns Asset
                                    Backed Securities I LLC, as depositor, EMC
                                    Mortgage Corporation, as sponsor and master servicer and LaSalle Bank National
                                    Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        BEAR STEARNS ASSET BACKED
                                        SECURITIES I LLC


                                        By:    /s/ Baron Silverstein
                                               ----------------------
                                        Name:  Baron Silverstein
                                        Title: Vice President

Dated: March 15, 2006

                                  EXHIBIT INDEX


Item 601 (a) of                            Sequentially
Regulation S-K                               Numbered
  EXHIBIT NO.                              DESCRIPTION
  -----------                              -----------

      1.1 Terms Agreement, dated February 28, 2006, between Bear, Stearns & Co. Inc., as underwriter and Bear Stearns Assets Backed Securities I LLC, as depositor, relating to the Underwriting Agreement, dated February 17, 2006, between Bear, Stearns & Co. Inc., as underwriter and Bear Stearns Assets Backed Securities I LLC, as depositor.


       4 Pooling and Servicing Agreement, dated as of February 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as sponsor and master servicer and LaSalle Bank National Association, as trustee.